Exhibit (q)

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Therese M. Bobek
Therese M. Bobek

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Ingrid LaMae A. de Jongh
Ingrid LaMae A. de Jongh

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Mark G. Doll
Mark G. Doll

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Sandra Polk Guthman
Sandra Polk Guthman

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Thomas A. Kloet
Thomas A. Kloet

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ David R. Martin
David R. Martin

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Cynthia R. Plouché
Cynthia R. Plouché

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Mary Jacobs Skinner
Mary Jacobs Skinner

NORTHERN INSTITUTIONAL FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Institutional Funds (the “Funds”), a statutory trust organized under the laws of the State of Delaware, does hereby make, constitute and appoint Peter K. Ewing, Randal E. Rein and Diana E. McCarthy, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February, 2019.

/s/ Darek Wojnar
Darek Wojnar